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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 25, 1999
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                             WESTOWER CORPORATION
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            (Exact name of registrant as specified in its charter)



             WASHINGTON              333-32963             91-1825860
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            (State or Other         (Commission           (IRS Employer
            Jurisdiction of         File Number)       Identification No.)
            Incorporation)



             7001 N.E. 40TH AVENUE, VANCOUVER, WASHINGTON  98661
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         (Address of Principal Executive Offices)                (Zip Code)




     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (360) 750-9355
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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     On February 25, 1999, Westower Corporation, through its wholly-owned subsidiary Westower Leasing Inc. (the "Company"), completed the acquisition of 91 telecommunications towers, located predominantly in eastern Texas, Louisiana and Mississippi, and associated real estate and equipment from five affiliates of Koch Industries, Inc., a Kansas corporation which is headquartered in Wichita, Kansas (collectively "Koch"). The telecommunications towers were and will continue to be used by Koch for its microwave communications network that controls the operation of Koch's pipeline system. The Company will lease space on the towers to Koch for this purpose and will also lease space on the towers to other telecommunications users and providers.

     Under the terms of the asset acquisition agreements, the total consideration paid by the Company to Koch was $16.5 million in cash. The price was determined by arms-length negotiations between the parties. The price was paid out of funds borrowed by the Company under its existing bank credit agreement with BankBoston N.A. and other lenders.

     The foregoing description is qualified in its entirety by reference to the form of asset acquisition agreement, which is attached hereto as Exhibit 2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a)       Financial Statements of Business Acquired.

          Not applicable.

(b)       Pro Forma Financial Information.

          Not applicable.

(c)       Exhibits.

          2 Form of Asset Acquisition Agreement between Westower Leasing Inc. and affiliates of Koch Industries, Inc.
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WESTOWER CORPORATION



Date:  March 8, 1999               By: /s/ Peter Lucas
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                                       Peter Lucas, Senior Vice President,
                                       Chief Financial Officer, Treasurer
                                       and Secretary
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                                 Exhibit Index
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Exhibit
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2    Form of Asset Acquisition Agreement between Westower Leasing Inc. and affiliates of Koch Industries, Inc.